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                                 EXHIBIT 23.1




The Stockholders and Board of Directors
ViroPharma Incorporated:

We consent to the use of our report incorporated herein by reference.

                                                           KPMG Peat Marwick LLP




Princeton, New Jersey
August 5, 1998